EXHIBIT 10.2


                              AMENDED AND RESTATED
                      2004 NATIONAL COAL CORP. OPTION PLAN
                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made and entered into as of May 8, 2008, between NATIONAL COAL CORP., a Florida corporation (the "COMPANY"), and _____________ (the "EXECUTIVE"), and entitles the Executive to purchase shares of the Company's Common Stock under the Amended and Restated 2004 National Coal Corp. Option Plan, as described herein.

                                    RECITALS

         A. The Company desires to sell to the Executive, and the Executive desires to buy from the Company, up to ___________ shares of the Company's Common Stock (the "SHARES") at a price per share of $4.65 (the "OFFERING Price"), upon the terms and conditions and subject to the provisions hereinafter set forth.

         B. The Shares will be issued and sold to the Executive from shares of Common Stock reserved under the Company's Amended and Restated 2004 National Coal Corp. Option Plan.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A. OPTION PLAN. Pursuant to the Company's Amended and Restated 2004 National Coal Corp. Option Plan (the "PLAN"), the Administrator of the Plan has authorized the grant to Executive of the right to purchase shares of the Company's Common Stock, upon the terms and subject to the conditions set forth in this Agreement and in the Plan. By Executive's signature and the signature of the Company's representative below, Executive and the Company agree to be bound by all of the terms and conditions of this Agreement and the Plan, which Plan is incorporated herein by this reference as if set forth in full in this Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         1. PURCHASE AND SALE OF SECURITIES. Subject to the terms and conditions of this Agreement, the Executive subscribes for and agrees to purchase and acquire from the Company, and the Company agrees to sell and issue to the Executive, the Shares in the manner set forth in SECTION 2 hereof, at the Offering Price and for an aggregate consideration of $______ (the "PURCHASE PRICE").

         2. TERMS OF PURCHASE AND SALE OF SECURITIES. The closing of the transactions contemplated hereby (the "CLOSING") shall take place on Monday, May 12, 2008, or such other date as is mutually determined by the Company and the Executive. On or before May 12, 2008, the Executive shall deliver the Purchase Price to Stubbs, Alderton & Markiles LLP, legal counsel to the Company (the "ESCROW AGENT"), by wire transfer of immediately available funds in accordance with the following wire transfer instructions:


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                  National Bank of California
                  14724 Ventura Boulevard
                  Sherman Oaks, CA  91403

                  Account Name:     Stubbs Alderton & Markiles, LLP
                  Address:          15260 Ventura Blvd, 20th Floor
                                    Sherman Oaks, CA 91403
                  ABA Routing#:     122039360
                  Account #:        003209873
                  Ref:              NCC Closing

         The Purchase Price will be held by the Escrow Agent and released to the Company at Closing against delivery to the Executive of stock certificates representing the Shares pursuant to the terms and conditions of that certain Closing Escrow Agreement by and among the Executive, the Company and the Escrow Agent in the form attached hereto as EXHIBIT A (the "ESCROW AGREEMENT").

         3. INVESTMENT REPRESENTATIONS. In order to induce the Company to enter into this Agreement and consummate the transaction contemplated hereby, the Executive represents and warrants to the Company the following:

                  3.1 AUTHORITY. The Executive has all requisite individual right, power, and authority to execute, deliver, and perform the Transaction Documents to which it is a party.

                  3.2 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Executive, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Executive, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  3.3 NO VIOLATIONS. The execution, delivery, and performance by the Executive of this Agreement does not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Executive pursuant to, any material instrument or agreement to which the Executive is a party or by which the Executive or its properties may be bound or affected.

                  3.4 KNOWLEDGE OF INVESTMENT AND ITS RISKS. The Executive has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Executive's investment in the Shares. The Executive understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Executive has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Executive could lose Executive's entire investment in the Company.


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


                  3.5 INVESTMENT INTENT. The Executive hereby represents and warrants that (i) the Shares are being acquired for investment for the Executive's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and the Executive has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares within the meaning of and in violation of the Securities Act, and (ii) the Executive does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares. The Executive is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  3.6 INVESTOR STATUS. The Executive is an "accredited investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

                  3.7 TRANSFER RESTRICTIONS. The Executive will not transfer any of the Shares unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Executive has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Executive understands and agrees that (i) the certificates evidencing the Shares will bear appropriate legends indicating such transfer restrictions placed upon the Shares, (ii) the Company shall have no obligation to honor transfers of any of Shares in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

                  3.8      PRINCIPAL   ADDRESS.   The   Executive's    principal
residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Agreement.

         4. FURTHER ASSURANCES. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Executive of the Shares.

         5. ENTIRE AGREEMENT; NO ORAL MODIFICATION. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

         6. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; HOWEVER, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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


         8. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of Tennessee, both substantive and remedial.

         9. PREVAILING PARTIES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

         10. NOTICES. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Executive at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at National Coal Corporation, 8915 George Williams Rd., Knoxville, TN 37923, Attention: Chief Financial Officer, facsimile number (865) 691-9982.

         11.      HEADINGS.   The  section  headings  herein  are  included  for
convenience only and are not to be deemed a part of this Agreement.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                            COMPANY:

                            NATIONAL COAL CORP.,
                            a Florida corporation

                            By:
                                     -------------------------------------------
                            Name:    Daniel Roling
                            Its:     Chief Executive Officer

                            INVESTOR:


                            ----------------------------------------------------



                                     C/O NATIONAL COAL CORP.
                            ----------------------------------------------------
                                     8915 GEORGE WILLIAMS ROAD
                            ----------------------------------------------------
                                     KNOXVILLE, TN 37923
                            ----------------------------------------------------
                            (Address)


                                     (865) 690-6900
                            ----------------------------------------------------
                            Telephone Number

                                     (865) 691-9982
                            ----------------------------------------------------
                            Fax Number

                                     @NATIONALCOAL.COM
                            ----------------------------------------------------
                            E-Mail Address


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


                                    EXHIBIT A

                                ESCROW AGREEMENT





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